Exhibit 99.3

EXECUTION VERSION

VOTING AGREEMENT

VOTING AGREEMENT, dated as of January 29, 2008 (this “Agreement”), by and between Excel Maritime Carriers Ltd, a Liberian corporation (the “Buyer”), and Stamatis Molaris (the “Stockholder), a stockholder of Quintana Maritime Limited, a non-resident domestic corporation organized under the laws of the Republic of the Marshall Islands (the “Company”). Unless otherwise indicated, capitalized terms not defined herein have the meanings given to them in the Merger Agreement.

WITNESSETH:

WHEREAS, concurrently with the execution of this Agreement, the Buyer, Bird Acquisition Corp., a non-resident domestic corporation organized under the laws of the Republic of the Marshall Islands (“Merger Sub”) and the Company are entering into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Merger Sub will be merged with and into the Company and the Company will be the surviving corporation in the merger and will be a wholly owned subsidiary of the Buyer, all upon the terms and subject to the conditions set forth in the Merger Agreement (the “Merger”);

WHEREAS, as of the date hereof, the Stockholder is a stockholder of the Company and, with respect to the Merger, has the power to vote or direct the voting of 635,805 shares of the common stock, $0.01 par value, of the Company beneficially owned (as defined under Rule 13d-3 of the Exchange Act) by the Stockholder, which represent all of the shares of common stock of the Company owned by the Stockholder (collectively, the “Shares” and, together with any additional securities of the Company described in Section 1.2, being referred to herein as the “Subject Shares”);

WHEREAS, prior to the date hereof, the board of directors of the Company (the “Company Board”) has approved this Agreement and the transactions contemplated hereby; and

WHEREAS, as a material inducement to enter into the Merger Agreement and to consummate the Merger, the Buyer desires the Stockholder to agree, and the Stockholder is willing to agree (i) subject to the terms of this Agreement, including, without limitation, Section 6 of this Agreement, to Vote (as defined in Section 1.1(b) below) or cause to be Voted the Subject Shares so as to facilitate the consummation of the Merger and (ii) to comply in all respects with all of the terms of this Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt, sufficiency and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties agree as follows:

1. Voting of Subject Shares.

Section 1.1 Voting Agreement. (a) At every meeting of the stockholders of the Company called with respect to any of the following, and at every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders of the Company with respect to any of the following, the Stockholder shall Vote or cause to be Voted the Subject

Shares in favor of the authorization and approval of the Merger Agreement, the Merger and each of the other transactions contemplated thereby and any other action reasonably requested by the Buyer in furtherance thereof. Furthermore, the Stockholder shall not enter into any agreement, arrangement or understanding with any Person to Vote or give instructions inconsistent with this Section 1.1(a), and shall not take any other action that would, or would reasonably be expected to, in any manner compete with, interfere with, impede, frustrate, prevent, burden, delay or nullify the Merger, the Merger Agreement or any of the other transactions contemplated by the Merger Agreement.

(b) In addition to the foregoing, at any meeting of the Company stockholders or at any adjournment or postponement thereof or in any other circumstances upon which their Vote, consent or other approval is sought, the Stockholder shall Vote (or cause to be Voted) all of the Subject Shares against (i) the approval of any Transaction Proposal or the authorization of any agreement relating to any Transaction Proposal or (ii) any amendment of the Company’s Certificate of Incorporation or Bylaws or any other action, agreement, proposal or transaction involving the Company or any of its Subsidiaries which amendment or other action, agreement, proposal or transaction would, or would reasonably be expected to, result in a breach of any covenant, representation or warranty or any other obligation or agreement of (x) the Company contained in the Merger Agreement that is reasonably likely to result in any of the conditions to the Buyer’s or the Merger Sub’s obligations under the Merger Agreement not to be fulfilled or (y) of the Stockholder contained in this Agreement or would, or would reasonably be expected to, in any material manner compete with, interfere with, impede, frustrate, prevent, burden, delay or nullify the Merger, the Merger Agreement or any of the other transactions contemplated by the Merger Agreement. The Stockholder further agrees not to knowingly commit or agree to take any action inconsistent with the foregoing. For purposes of this Agreement, “Vote” shall mean voting in person or by proxy in favor of or against any action, otherwise consenting or withholding consent in respect of any action or taking other action in favor of or against any action; “Voting” and “Voted” shall have correlative meanings. Any such Vote shall be cast or consent shall be given for purposes of this Section 1 in accordance with such procedures relating thereto as shall ensure that it is duly counted for purposes of determining that a quorum is present and for purposes of recording in accordance herewith the results of such Vote or consent.

Notwithstanding anything to the contrary herein, (1) in the event that the vote of the Subject Shares is required in order to effect an amendment to the Merger Agreement, the provisions of this Agreement, including this Section 1.1, will not apply with respect to the Stockholder’s vote of the Subject Shares and (2) nothing in this Agreement shall be deemed to require the Stockholder to exercise any options to acquire shares of the Company’s common stock or to make any other change in the form of the Stockholder’s ownership of the Shares.

Section 1.2 Adjustments; Additional Shares. In the event (a) of any stock dividend, stock split, recapitalization, reclassification, subdivision, combination or exchange of shares on, of or affecting the Subject Shares, or (b) that the Stockholder shall have become the beneficial owner of any additional shares of common stock or other securities of the Company, then all shares of common stock or other securities of the Company held by the Stockholder immediately following the effectiveness of the events described in clause (a) or the Stockholder becoming the beneficial owner of the shares or other securities as described in clause (b), shall in each case become Subject Shares hereunder.

Section 1.3 The Stockholder Capacity. The parties acknowledge that (a) the Stockholder is entering into this Agreement only in his or her individual capacity as the beneficial owner of the Subject Shares, and (b) nothing in this Agreement shall limit or affect any actions taken by the Stockholder in his or her capacity as a director or officer of the Company or shall prevent the Stockholder from discharging his or her fiduciary duties as a director or officer of the Company.

Section 1.4 Waiver of Appraisal Rights. The Stockholder hereby irrevocably and unconditionally waives any rights of appraisal, dissenters’ rights or similar rights that the Stockholder may have in connection with the Merger.

2. Transfer Restrictions and Obligations.

Section 2.1 Lock-Up. After the execution of this Agreement until the Expiration Date, the Stockholder will not:

(a)	sell, transfer, exchange, pledge, assign, hypothecate, encumber, tender or otherwise dispose of (collectively, a “Transfer”), or enforce or permit the execution of the provisions of any redemption, share purchase or sale, recapitalization or other agreement with the Company or any other Person or enter into any contract, option or other agreement, arrangement or understanding with respect to the Transfer of, directly or indirectly, any of the Subject Shares or any securities convertible into or exercisable or exchangeable for Subject Shares, any other capital stock of the Company or any interest in any of the foregoing with any Person, or join in any registration statement under the Securities Act with respect to any of the foregoing;

(b)	enter into any swap or other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of Subject Shares; or

(c)	create or permit to exist any liens, claims, options, charges or other encumbrances on or otherwise affecting any of the Subject Shares;

provided that nothing contained in this Agreement shall restrict any Stockholder from making Transfers to effect estate planning and gifts so long as the transferee in such Transfer shall execute an agreement (in a form reasonably satisfactory to the Buyer) to be bound by the terms of this Agreement.

Section 2.2 Other Obligations. After the execution of this Agreement until the Expiration Date, the Stockholder agrees, solely in his or her capacity as a stockholder of the Company, (a) not to, and to cause any investment banker, attorney or other advisor or representative of the Stockholder not to, directly or indirectly, solicit, initiate, encourage or facilitate, or furnish or disclose non-public information in furtherance of, any inquiries or the making of any proposal or offer with respect to any Transaction Proposal, or negotiate, explore or otherwise engage in discussions with any Person with respect to any Transaction Proposal, or approve, endorse or recommend any Transaction Proposal, or enter into any agreement, arrangement or understanding with respect to any Transaction Proposal, and (b) not to take any action which would make any representation or warranty of the Stockholder herein untrue or incorrect in any material respect. The Stockholder shall notify the Buyer promptly (but in any event within two (2) Business Days) of any such inquiries, proposals or offers received by, or any such discussions or negotiations sought to be initiated or continued with, the Stockholder or any of his or her Representatives, indicating the name of such Person and providing to the Buyer a summary of the material terms of such proposal or offer for an Transaction Proposal.

3. Representations and Warranties of the Stockholder.

Section 3.1 Ownership of Subject Shares. As of the date hereof, the Stockholder represents and warrants that the Stockholder (a) is the beneficial owner of and has the sole right to Vote or direct the Voting of the Subject Shares owned by the Stockholder with respect to the authorization and approval of the Merger Agreement and the terms thereof, and (b) does not beneficially own any shares of capital stock of the Company other than such Subject Shares.

Section 3.2 No Conflict. The execution and delivery of this Agreement by the Stockholder does not, and the performance of this Agreement by the Stockholder will not: (a) result in or constitute a violation of, or constitute a default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, amendment, cancellation or acceleration of any obligation or the loss of a material benefit under, or the creation of a Lien on any assets (any such conflict, violation, default, right of termination, amendment, cancellation or acceleration, loss or creation, a “Violation”) pursuant to any obligation, instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Stockholder or by which the Stockholder or any of the Stockholder’s properties are bound or affected; or (b) result in or constitute a Violation of, or result in the creation of a Lien on or otherwise affecting any of the Subject Shares owned by the Stockholder pursuant to, any contract to which the Stockholder is a party or by which the Stockholder or any of the Stockholder’s properties are bound or affected. The execution and delivery of this Agreement by the Stockholder does not, and the performance of his or her obligations under this Agreement by the Stockholder will not, require any consent of any Person or any Governmental Entity.

Section 3.3 Enforceability. The Stockholder has all requisite power and capacity to execute and deliver this Agreement and to perform his or her obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by the Stockholder of this Agreement and the consummation by it of the transactions contemplated hereby have been, as applicable, duly and validly authorized by the Stockholder and no other actions or proceedings on the part of the Stockholder are necessary to authorize the executions and delivery by the Stockholder of this Agreement and the consummation by the Stockholder of the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Stockholder and, assuming the due authorization, execution and delivery of this Agreement by the Buyer, constitutes the legal, valid and binding obligations of the Stockholder, enforceable against the Stockholder in accordance with its terms, subject to (a) laws of general application relating to bankruptcy, insolvency and the relief of debtors and (b) rules of law governing specific performance, injunctive relief and other equitable remedies.

Section 3.4 Consent and Waiver. No consents or waivers are required for the consummation of the Merger under the terms of (a) any agreements between the Stockholder (or any of his or her affiliates) and the Company (or any of its Subsidiaries) or (b) other rights that any Stockholder (or any of his or her affiliates) may have. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity or expiry of any related waiting period is required by or with respect to any Stockholder in connection with (i) the execution and delivery of this Agreement by the Stockholder, (ii) the execution and delivery of the Merger Agreement by the Company or (iii) the consummation of the Merger and the other transactions contemplated hereby and thereby.

Section 3.5 Absence of Litigation. There is no suit, action, investigation or proceeding pending or, to the knowledge of the Stockholder, threatened against the Stockholder before or by any Governmental Entity that could reasonably be expected to impair the ability of the Stockholder to perform his or her obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

Section 3.6 No Prior Agreements. The Stockholder represents and warrants that no agreement, arrangement or understanding by and between the Stockholder and the Buyer with respect to the subject matter contained herein existed prior to the approval of this Agreement by the Company Board.

4. Representations and Warranties of the Buyer. The Buyer has all requisite power and capacity to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly executed and delivered by the Buyer and, assuming the due authorization, execution and delivery of this Agreement by the Stockholder, constitutes the legal, valid and binding obligations of the Buyer, enforceable against the Buyer in accordance with its terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

5. Covenants of the Stockholder. The Stockholder hereby covenants and agrees to cooperate fully with the Buyer and to execute and deliver any additional documents reasonably necessary or desirable and to take such further actions, in the reasonable opinion of the Buyer, reasonably necessary or desirable to carry out the intent of this Agreement. The Stockholder further covenants and agrees that (a) prior to the termination of the Merger Agreement in accordance with its terms, the Stockholder will not exercise any of his or her rights or privileges, as applicable, pursuant to (i) the Registration Rights Agreement dated April 8, 2005, by and between the Company and Quintana Maritime Investors LLC (the “Initial Registration Agreement”), (ii) the Registration Rights Agreement dated May 11, 2006, by and among the Company, Dahlman Rose & Co., LLC and Fortis Securities LLC (the “Warrant Registration Agreement” and, together with the Initial Registration Agreement, the “Registration Agreements”), (iii) the Rights Plan, (iv) the Stock Plans or (v) the Warrant Agreements (except to exercise his or her Warrants in accordance with the terms thereof) and (b) upon execution of this Agreement by the Stockholder, the Stockholder will, as applicable, immediately (i) withdraw, in accordance with the terms and conditions of the Initial Registration Agreement, any demand or request for a Demand Registration (as defined therein) and (ii) request the withdrawal of any “Notice and Questionnaire” (as defined in the Warrant Registration Agreement), in each case submitted to the Company on or prior to the date of this Agreement.

6. Termination. This Agreement shall terminate upon and shall have no further force or effect after the earliest to occur of (a) the Effective Time and (b) the date on which the Merger Agreement has been terminated in accordance with its terms (the “Expiration Date”). Upon such termination, no party shall have any further obligations or liabilities hereunder; provided, however, such termination shall not relieve any party from liability for any willful breach of this Agreement prior to such termination.

7. Miscellaneous.

Section 7.1 Fees and Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such expenses.

Section 7.2 Amendments and Modification. This Agreement may not be amended, modified, or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

Section 7.3 Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally, or by telecopy upon confirmation of receipt; (b) on the first Business Day following the date of dispatch if delivered by a recognized next-day courier service; or (c) on the third Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

if to the Buyer, to:

Excel Maritime Carriers Ltd.

17th km National Road Athens – Lamia & Finikos Stree

145 64 Nea Kifisia

Athens, Greece

Attn: Elefteris Papatrifon

Facsimile: +30 210 6209528

with a copy to:

White & Case LLP

1155 Avenue of the Americas

New York, NY 10036

Attn: John M. Reiss, Esq.

Oliver C. Brahmst, Esq.

Facsimile: (212) 354-8113

And

if to the Stockholder, to:

Quintana Maritime Limited

512 Hawthorne

Houston, TX 77006

Attn: Steve Putman

Facsimile: (713) 751-7532

with a copy to:

Morgan, Lewis & Bockius LLP

101 Park Avenue

New York, NY 10178

Attn: Robert G. Robinson

R. Alec Dawson

Jonathan D. Morris

Facsimile: (212) 309-6001

Section 7.4 Counterparts. This Agreement may be executed in one or more counterparts (whether delivered by facsimile or otherwise), each of which shall be considered one and the same agreement.

Section 7.5 Entire Agreement. This Agreement and the documents and the instruments referred to herein constitute the entire agreement among the parties with respect to the subject matter hereof. The parties acknowledge and agree that there were no prior agreements, arrangements or understandings, either written or oral, among the parties with respect to the subject matter hereof.

Section 7.6 Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability or the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

Section 7.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

Section 7.8 Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any state or federal court located within the State of Delaware and any appellate court thereof, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties (a) consents to submit itself to the personal jurisdiction of the aforesaid courts in the event any dispute arises out of this Agreement or any of the Transactions and (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court. THE BUYER AND THE STOCKHOLDER EACH IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO TRIAL BY JURY IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 7.9 Extension, Waiver. At any time prior to the Expiration Date, the parties to this Agreement may (a) extend the time for the performance of any of the obligations or other acts of the other party to this Agreement, (b) waive any inaccuracies in the representations and warranties of the other party contained in this Agreement or in any document delivered pursuant to this Agreement or (c) waive compliance by the other party with any of the agreements or conditions contained in this Agreement. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of those rights.

Section 7.10 Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties to this Agreement (whether by operation of law or otherwise) without the prior written consent of the other party to this Agreement. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns. Without limiting any of the restrictions set forth in Section 2 or elsewhere in this Agreement, this Agreement shall be binding upon any Person to whom any Subject Shares are transferred prior to the termination of the Merger Agreement in accordance with its terms.

Section 7.11 Legal Counsel. The Stockholder acknowledges that he or she has been advised to, and has had the opportunity to, consult with his or her attorney prior to entering into this Agreement. The Stockholder acknowledges that attorneys for the Company represent the Company and do not represent any of the stockholders of the Company in connection with the Merger Agreement, this Agreement or any of the transactions contemplated hereby or thereby.

Section 7.12 Agreement Negotiated. The form of this Agreement has been negotiated by or on behalf of the Buyer and the Stockholder, each of which was represented by attorneys who have carefully negotiated the provisions hereof. No law or rule relating to the construction or interpretation of contracts against the drafter of any particular clause should be applied with respect to this Agreement.

Section 7.13 Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction or interpretation of this Agreement.

Section 7.14 Cooperation. If any notices, approvals or filings are required with any Governmental Entity in order to allow the parties hereto to effectively carry out the transactions contemplated by this Agreement, the Stockholder and the Buyer shall cooperate in making such notices or filings or in obtaining such approvals.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the date and year first above written.

EXCEL MARITIME CARRIERS LTD

By:	/s/ Gabriel Panayotides
Name:	Gabriel Panayotides
Title:	Chairman of the Board

STOCKHOLDER

By:	/s/ Stamatis Molaris
Name:	Stamatis Molaris

[Signature Page – Molaris Voting Agreement]